1 Focused on Long-Term Stockholder Value Keefe, Bruyette & Woods Regional Bank Conference Boston, MA February 28, 2007 Exhibit 99.1

Forward Looking Statements
Certain statements contained herein are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as
"may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident
Financial Services, Inc. (the “Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, in particular, risks and uncertainties associated with the successful merger with, and integration of the operations of, First Morris Bank & Trust, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
Focused
on
Long-Term
Stockholder
Value

Additional Information
Provident has filed with the Securities and Exchange Commission (SEC) a prospectus that will also serve as the proxy statement for the vote of the stockholders of First Morris Bank & Trust (FMJE), and other relevant documents concerning the proposed transaction.  Stockholders of First Morris were urged to read the prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information.  You can obtain a free copy of the prospectus, as well as other filings containing information about Provident at the SEC’s Internet site (http://www.sec.gov).  Copies of the prospectus and the SEC filings that are incorporated by reference in the prospectus can be obtained, without charge, by directing a request to John F.
Kuntz, General Counsel, Provident Financial Services, Inc., 830 Bergen
Avenue, Jersey City, NJ 07306-4599, tel: (201) 333-1000.
Focused
on
Long-Term
Stockholder
Value

Company Profile
NYSE Symbol:  PFS
Assets: $5.7 billion
Market Capitalization: $1.2 billion
Footprint: 75 branches
Primary Market Area: North & Central
New Jersey
Focused
on
Long-Term
Stockholder
Value

Financial Highlights
Balance Sheet
– Total Assets $5,743.0 $6,052.4 (5.1%)
– Net Loans 3,751.2      3,707.1           1.2%
– Deposits 3,826.5      3,921.5 (2.4%)
– Equity 1,019.2 1,076.3 (5.3%)
Income
– Net Interest Inc. $163.2 $180.9 (9.8%)
– Non-Interest Inc. 32.0           29.2 9.3%
– Non-Interest Exp.        118.3         124.2 (4.8%)
– Net Income 53.7          58.5 (8.2%)
– Diluted EPS 0.87          0.88 (1.1%)
– ROA 0.92%       0.94%
– ROE 5.17%       5.32%
12/31/06 12/31/05          %Change
$ in thousands
Focused
on
Maintaining
Earnings
in a
Tough
Environment

Investor Considerations
Market Depth:
– Shares Outstanding: 63.2 million
– Average Daily Volume: 242,724
Institutional Ownership
49.43%
31.20%
10%
20%
30%
40%
50%
PFS Regional Peer Median*
*All Publicly Traded Banks and Thrifts
Headquartered in NJ, NY, PA, DE and MD with
Assets of $2 Billion - $8 Billion
Source: SNL Financial/Y-Merge
52 week average as of 2/21/07
Source: SNL Financial
At 12/31/06
Focused
on
Long-Term
Stockholder
Value

Strategic Priorities
Concentrate on the fundamentals of our
business
– Core revenue drivers
– Balance sheet management
– Expense management
– Asset quality
Build superior products, services and delivery
channels for business customers
Expand the franchise in demographically
attractive markets
Focused
on
Clear
Strategy
and
Effective
Execution

12/31/04
Business
Loans
35.6%
Retail Loans
64.4%
12/31/06
Retail Loans
58.7%
Business
Loans
41.3%
Loan Portfolio Composition
Steadily Building C & I,
CRE and Construction
Loans as Key Interest-
Earning Assets
Focused
on
Fundamentals
__________
Core
Revenue
Drivers

Focused
on
Fundamentals
__________
Core
Revenue
Drivers
$581.4
$748.3
$831.5
0
100
200
300
400
500
600
700
800
900
2004 2005 2006
Business Loan Originations
Steadily Increasing C & I, CRE and Construction
Loan Originations
$ in millions

Focused
on
Fundamentals
__________
Core
Revenue
Drivers
12/31/04
Non-
Interest
DDA
11.7%
Time
Deposits
34.4%
MMA
3.8%
Savings
38.0%
NOW
12.0%
12/31/06
Non-
Interest
DDA
11.5%
Time
Deposits
40.8%
MMA
3.0%
Savings
33.0%
NOW
11.7%
Deposit Mix
Striving to Maintain
Core Deposit
Emphasis in a
Challenging
Environment

Focused
on
Fundamentals
__________
Core
Revenue
Drivers
9.6%
10.4%
10.6%
7.5%
8.0%
8.5%
9.0%
9.5%
10.0%
10.5%
11.0%
2004 2005 2006
Commercial & Municipal Deposits/Total Deposits
Steadily Increasing Proportion of Core
Commercial Deposits and Municipal Deposits

Focused
on
Fundamentals
__________
Core
Revenue
Drivers
3.13%
3.02%
2.72%
2.62%
2.87%
2.88%
2.97%
2.90%
3.01%
3.06%
2.75%
2.86%
3.05%
3.16%
3.18%
3.20%
2.50%
2.60%
2.70%
2.80%
2.90%
3.00%
3.10%
3.20%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06
PFS Regional Peer Median*
Interest Yield Spread
Maintaining Interest Rate Spread In Line
with Industry Trends
*All Publicly Traded Banks and Thrifts
Headquartered in NJ, NY, PA, DE and MD with
Assets of $2 Billion - $8 Billion
Source: SNL Financial/Y-Merge

Focused
on
Fundamentals
__________
Core
Revenue
Drivers
3.15%
3.07%
3.31%
3.31%
3.30%
3.25%
3.33%
3.38%
3.62%
3.58%
3.27%
3.37%
3.47%
3.50%
3.47%
3.46%
3.00%
3.10%
3.20%
3.30%
3.40%
3.50%
3.60%
3.70%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06
PFS Regional Peer Median*
Net Interest Margin
Preserving NIM: an Ongoing Challenge in the
Prevailing Interest Rate Environment
*All Publicly Traded Banks and Thrifts
Headquartered in NJ, NY, PA, DE and MD with
Assets of $2 Billion - $8 Billion
Source: SNL Financial/Y-Merge

Focused
on
Fundamentals
__________
Balance
Sheet
Management
33.2%
31.4%
24.1%
22.8%
24.4%
26.3%
29.7%
27.3%
30.5%
31.7%
27.9%
29.2%
29.3%
30.2%
33.8%
34.1%
21.0%
23.0%
25.0%
27.0%
29.0%
31.0%
33.0%
35.0%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06
PFS Regional Peer Median*
Cash and Securities/Total Assets
De-emphasis of Lower-Yielding Cash and
Securities is Trending Ahead of Peers
*All Publicly Traded Banks and Thrifts
Headquartered in NJ, NY, PA, DE and MD with
Assets of $2 Billion - $8 Billion
Source: SNL Financial/Y-Merge

Focused
on
Fundamentals
__________
Balance
Sheet
Management
64.0%
65.3%
63.8%
62.2%
59.1%
61.3%
58.3%
57.3%
66.5%
65.7%
65.6%
63.8% 63.9%
62.7%
61.8%
61.4%
56.0%
58.0%
60.0%
62.0%
64.0%
66.0%
68.0%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06
PFS Regional Peer Median*
Net Loans/Total Assets
Emphasis on Loans as Core Revenue Driver
is Trending Ahead of Peers
*All Publicly Traded Banks and Thrifts
Headquartered in NJ, NY, PA, DE and MD with
Assets of $2 Billion - $8 Billion
Source: SNL Financial/Y-Merge

Focused
on
Fundamentals
__________
Balance
Sheet
Management
17.9%
17.9%
16.5%
17.4%
15.2%
14.5%
14.6%
13.9%
16.9%
17.5%
18.1%
17.4%
17.9%
17.0%
21.4%
20.3%
12.0%
14.0%
16.0%
18.0%
20.0%
22.0%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06
PFS Regional Peer Median*
Total Borrowings/Total Assets
Ongoing De-emphasis of Higher-Cost
Borrowings
*All Publicly Traded Banks and Thrifts
Headquartered in NJ, NY, PA, DE and MD with
Assets of $2 Billion - $8 Billion
Source: SNL Financial/Y-Merge

Focused
on
Fundamentals
__________
Expense
Management
1.98%
2.12%
1.94%
1.94%
2.03%
2.04%
1.95%
2.08%
2.45%
2.35%
2.44%
2.41%
2.35%
2.37%
2.35%
2.36%
1.90%
2.10%
2.30%
2.50%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06
PFS Regional Peer Median*
Operating Expense/Average Assets
Maintaining Control over Operating Expense
Levels
*All Publicly Traded Banks and Thrifts
Headquartered in NJ, NY, PA, DE and MD with
Assets of $2 Billion - $8 Billion
Source: SNL Financial/Y-Merge

Focused
on
Fundamentals
__________
Asset
Quality
0.09%
0.13%
0.11%
0.11%
0.10%
0.10%
0.14%
0.12%
0.22%
0.19%
0.19%
0.19%
0.22%
0.21%
0.20%
0.26%
0.05%
0.10%
0.15%
0.20%
0.25%
0.30%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06
PFS Regional Peer Median*
Non-Performing Assets/Total Assets
Ongoing Commitment to Asset Quality
Maintenance
*All Publicly Traded Banks and Thrifts
Headquartered in NJ, NY, PA, DE and MD with
Assets of $2 Billion - $8 Billion
Source: SNL Financial/Y-Merge

Focused
on
Fundamentals
__________
Capital
Management
Share Repurchases
– 5
th
Board-Authorized Repurchase Program –
July 2006
• Approximatfely 3.3 million shares authorized for
repurchase
• Approximately 2.8 million shares left for
repurchase as of December 31, 2006
– Approximately 5.5 million shares repurchased in 2006
– 18.6% of issued and outstanding shares repurchased
since IPO January 2003

Quarterly Cash Dividend Increases
Current Dividend Yield = 2.18% (based on 2/21/07 share price of $18.37)
Focused
on
Fundamentals
__________
Capital
Management
Cash Dividend Declared
$0.04
$0.05
$0.06
$0.07
$0.08
$0.09
$0.10
$0.00
$0.02
$0.04
$0.06
$0.08
$0.10
$0.12
Apr-03 July-03 Jan-04 Jan-05 Apr-05 Oct-05 Apr-06

Continuing Emphasis on Expansion in
Attractive Markets
Source:  SNL Financial as per FDIC/SOD at 6/30/06.
Data is pro-forma for pending mergers and excludes
brokerage/institutional deposits.
* Source:  SNL
Financial/ESRI
Focused
on
Profitable
Franchise
Expansion
2006 Median Household
Income *
Projected Growth
2006 - 2011 (%)*
Middlesex $75,672 16.62
Monmouth $78,682 19.07
Morris $96,695 19.53
NJ State Median $66,848 17.05
U.S. National Median $51,546 17.77
Middlesex
Monmouth
Morris
New Jersey
Provident Deposit Market Share Rank*
# 9 of 155 Institutions
# 5 of 45 Institutions
# 11 of 32 Institutions
# 8 of 34 Institutions (Pro-Forma)

First Morris Bank & Trust

PROVIDENT FINANCIAL SERVICES, INC.

Accretive to both GAAP and Cash EPS without
assumed asset substitution
Double digit internal rate of return without assumed
asset substitution
Significantly expands Provident’s presence in
demographically attractive Morris County Market
Moves Provident from 26
th
to 8
th
position with a 4.5%
market share in one of New Jersey’s best banking
markets
Enhances Provident’s organic growth profile
Commercial / CRE orientation of asset mix continues
Provident’s transition to a more community bank-like
balance sheet
Compelling
Transaction
Economics
Franchise
Enhancing
Cash portion of consideration to be funded from
cash and low-yielding short-term securities
Strong pro forma tangible common equity ratio of
9.6% will support continued share repurchases, de
novo expansion and accretive franchise-enhancing
acquisitions
Effective
Deployment of
Conversion
Proceeds
Pending Acquisition of                        (FMJE)
Focused
on
Profitable
Franchise
Expansion

Richmond
Westchester
New York
Warren
Sussex
Montgomery
Philadelphia
Bucks
Burlington
Passaic
Morris
Bergen
Somerset
Middlesex
Monmouth
Ocean
Essex
Hudson
Hunterdon
Mercer
Union
Bronx
Kings
Nassau
Queens
Current Provident Branches First Morris Branches
Enhanced
Presence in
Attractive
Morris
County
Market
Focused
on
Profitable
Franchise
Expansion

First Morris Bank & Trust

PROVIDENT FINANCIAL SERVICES, INC.

An Accretive Acquisition
Projected Transaction Value: $124.1 million
Estimated Cost Savings: 39% of FMJE’s expenses
Potential Revenue From Incremental Lending Synergies:
FMJE’s 60.2% loan to deposit ratio
provides opportunity to substitute
higher yielding loans
Required Approvals:  FMJE shareholders
Customary regulatory approvals
Expected Close:  Early April 2007
Significant Terms:
Focused
on
Profitable
Franchise
Expansion

Looking Ahead
•
Positioned to take advantage of return to
normalized yield curve
•
Anticipate increased new branch activity in
conjunction with branch rationalization
•
Redoubling efforts to expand small-business
customer relationships
•
Ongoing adherence to Strategic Priorities
•
Continuous process improvements to wring out
additional efficiencies and enable
expansion of revenue producers
Focused
on
Clear
Strategy
and
Effective
Execution

Looking Ahead
•
Continue to Seek Out Accretive Acquisition
Opportunities
•Focus on existing footprint and
contiguous markets
•Potential transactions must be additive to
franchise and earnings
•Must add long-term stockholder value
Focused
on
Clear
Strategy
and
Effective
Execution

27 Focused on Long-Term Stockholder Value Keefe, Bruyette & Woods Regional Bank Conference Boston, MA February 28, 2007